MANAGEMENT INCENTIVE COMPENSATION PLAN

                            FOR SELECTED EMPLOYEES OF

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                 AND AFFILIATES
















                                            AMENDED EFFECTIVE JANUARY 1, 2000


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                     MANAGEMENT INCENTIVE COMPENSATION PLAN

                            FOR SELECTED EMPLOYEES OF

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                                 AND AFFILIATES

1.   PURPOSES

     The purposes of this Plan are to foster attainment of the financial and operating objectives of the Company and its Participating Affiliates which are important to customers and stockholders by providing incentive to members of management who contribute to attainment of these objectives; to supplement the Company's and Participating Affiliates' salary and benefit programs so as to provide overall compensation for such executives which is competitive with corporations with which the Company and its Participating Affiliates must compete for executive talent; and to assist the Company and its Participating Affiliates in attracting and retaining executives who are important to their continued success.

2.   DEFINITIONS

     As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a) "Affiliate" - any organization which is a member of a controlled group of corporations (as defined in Code section 414(b), as modified by Code section 415(h)) which includes the Company; or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c), as modified by Code section 415(h)) with the Company; or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company or any other entity


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     required to be aggregated with the Company pursuant to regulations under
     Code section 414(o).

          (b) "Award" - the amount of final Incentive Award for a Participant approved by the Committee pursuant to Paragraphs 5 and 7 of the Plan.

          (c) "Award Year" - a Plan Year in which Incentive Awards are earned by Participants in the Plan.

          (d) "Code" - the Internal Revenue Code of 1986, as amended.

          (e) "Committee" - the Organization and Compensation Committee of the Board of Directors of the Company.

          (f) "Company" - Public Service Enterprise Group Incorporated.

          (g) "Corporate Factor" - the Corporate Factor is the number, ranging from 0 to 1.5, which is equal to the weighted average achievement of the Corporate Goals.

          (h) "Corporate Goals" one or more quantifiable, measurable business goals which shall be established pursuant to Subparagraph 7(c) of this Plan and the achievement of which shall be the basis upon which each Participant's Final Incentive Award shall be computed.

          (i) "Disability" - any physical or mental condition that renders a Participant incapable of performing further work for the Company and that results in termination of employment.

          (j) "Employer" - The Company and any Participating Affiliate.

          (k) "Employer Factor" - the Employer Factor is the number, ranging for 0 to 1.5, which is equal to the weighted average achievement of a Participant's Employer Goals.


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          (l) "Employer Goals" - up to three quantifiable, measurable business goals which shall be established pursuant to Subparagraph 7(a) of this Plan and the achievement of which shall be the basis upon which a portion of each Participant's Final Incentive Award shall be computed.

          (m) "Incentive Award" - the amount earned by a Participant in accordance with Paragraph 7.

          (n) "Individual Performance Goals" - one to three measurable goals and/or objectives which shall be established in accordance with Subparagraph 7(b) of this Plan, the achievement of which will be the basis upon which a portion of each Participant's Final Incentive Award will be computed.

          (o) "Individual Performance Factor" - the total of a Participant's achievement of his/her Individual Performance Goals as described in Paragraph 8.

          (p) "Participant" - each officer or other employee of the Company or Participating Affiliate as may be designated by the Committee pursuant to Paragraph 3 of the Plan.

          (q) "Participating Affiliate"- any Affiliate of the Company which adopts the Plan with the approval of the Board of Directors of the Company. As a condition to participating in the Plan, such Affiliate shall authorize the Board of Directors of the Company and the Committee to act for it in all matters arising under or with respect to the Plan and shall comply with such other terms and conditions as may be imposed by the Board of Directors of the Company.

          (r) "Plan" - the Management Incentive Compensation Plan for Selected Employees of Public Service Enterprise Group and Affiliates.


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          (s) "Plan Year" - the calendar year.

          (t) "Primary Award" - the amount determined under Paragraph 7(a)(1).

          (u) "Retirement" - the termination of service with the Company with the right to an immediately payable periodic normal or early retirement benefit under the Pension Plan of Public Service Enterprise Group Incorporated or the Cash Balance Pension Plan of Public Service Enterprise Group Incorporated. Retirement shall not include termination of service with the right to a deferred retirement benefits under either said plan.

          (v) "Target Incentive Award" - the amount determined under paragraph
     6.

3.   ELIGIBILITY

          (a) The Committee may select such employees of the Company or Participating Affiliate (individually or by position) for participation in the Plan upon such terms as it deems appropriate, due to the employee's responsibilities and his/her opportunity to contribute substantially to the attainment of financial and operating objectives of the Company or Participating Affiliate. A determination of participation for a Plan Year shall be made no later than the beginning of that Plan Year. Provided, however, that employees whose duties and responsibilities change significantly during a Plan Year may be added or deleted as a Participant by the Committee. Provided further, the Committee may prorate the Incentive Award of any Participant if appropriate to reflect any such change in employee responsibilities during a Plan Year.

          (b) Participation in the Plan in one Plan Year shall not guarantee participation in another Plan Year.

          (c) The Committee shall have sole discretion as to whether to suspend

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     operation of the Plan for any period of time.

4.   ADMINISTRATION

          (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select Participants, to designate the Target Incentive Award for each Participant and to determine the performance objectives and the amount of all Incentive Awards. The Committee shall also have, subject to the provisions of the Plan, full and final authority to interpret the Plan, to establish and revise rules, regulations and guides relating to the Plan and to make any other determinations that it believes necessary or advisable for the administration of the Plan. The Committee may delegate such responsibilities, other than final approval of Awards or appeals of alleged adverse determinations under the Plan, to the Chief Executive Officer of the Company or to any other officer of the Company or any Participating Affiliate.

          (b) All decisions and determinations by the Committee shall be final and binding upon all parties, including stockholders, Participants, legal representatives and other employees.

5.   DETERMINATION OF AWARD YEAR

     Not later than 120 days after the close of each Plan Year, the Committee shall, in its sole discretion, determine whether any Participants shall be eligible to earn Incentive Awards with respect to such Plan Year. The discretion of the Committee with respect to this final approval of Awards shall be total.

6.   DETERMINATION OF TARGET INCENTIVE AWARDS

     For each Award Year, the Committee shall establish a Target Incentive Award for

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each Participant based upon the Participant's position and potential for contribution to the attainment of the Company's and/or Participating Affiliate's financial and operating objectives. The Target Incentive Award shall be expressed as a percentage of the Participant's rate of base salary in effect as of the last day of the Plan Year to which such Target Incentive Award relates.

7. DETERMINATION OF PERFORMANCE GOALS

          (a) Employer Goals. Within 30 days of the beginning of each Plan Year, the Committee shall approve such Employer Goals as it deems to be appropriate. 70% (50% for PSEG Services Corp.) of each Participant's Target Incentive Amount shall be subject to the achievement of these Employer Goals.

          (b) Individual Performance Goals. Within 30 days of the beginning of each Plan Year, the Committee shall approve from one to three Individual Performance Goals for each Participant. 30% (50% for PSEG Services Corp.) of each Participant's Target Incentive Amount shall be subject to the achievement of these Individual Performance Goals.

          (c) Corporate Goals. Within 30 days of the beginning of each Plan Year, the Committee shall approve such Corporate Goals as it deems to be appropriate.

          (d) The Chief Executive Officer shall recommend to the Committee an Award for each Participant, except that the Committee shall have full responsibility for assessing the performance of the Chief Executive Officer and that the Committee shall make the final determination of all Awards.

8.   DETERMINATION OF FINAL INCENTIVE AWARD

     A Participant's Final Incentive Award will be determined as follows:

          (a) Within 60 days of the end of each Plan Year, the Committee shall certify

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     the achievement of the several Employer Goals, the respective Individual
     Performance Goals and the Corporate Goals for the Plan Year.

          (b) The result of such certifications shall be the Employer Factor, the Individual Performance Factor and the Corporate Factor, respectively.

          (d) The respective portions (Employer and Individual Performance) of each Participant's Target Incentive Amount shall then be multiplied by the Employer Factor and the Individual Performance Factor and added together. The result of those calculations shall then be multiplied by the Corporate Factor to determine the Participant's Final Incentive Award. For example, assume (i) a Target Incentive Amount of 20.0%, (ii) an Employer Factor of 1.25, (iii) an Individual Performance Factor 0.75 and (iv) a Corporate Factor of 0.9:

          1. Employer Portion    =    1.25    x .70  x 20.0%  = 17.5%
          2. Individual Portion  =    0.75    x .30  x 20.0%  =  4.5%


     FINAL INCENTIVE AWARD = 17.5% + 4.5% = 22.0% x .9 = 19.8% x Salary


          (e) Unless otherwise determined by the Committee, the Employer Factor to be applied in determining a Participant's Final Incentive Award shall be that of the Employer of which the Participant was an employee on the last day of the Plan Year to which the Award relates.

          (f) Notwithstanding anything contained in this Plan to the contrary, a Participant's Final Incentive Award shall not exceed 1.5 times such Participant's Target Incentive Amount for the Plan Year to which it relates.

          (g) Also notwithstanding anything contained in this Plan to the contrary, the Committee may adjust a Participant's Final Incentive Award based upon any reasonable criteria it may determine.

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9.   AWARD PAYMENT

     Each Participant's Incentive Award shall be made in one lump sum cash payment as soon as practicable after the Determination Date.

10.  TERMINATION

          (a) If the employment of a Participant by the Company is terminated by the Participant's death, Disability or Retirement, the Committee shall, if it determines that Incentive Awards may be earned for such year of termination, prorate an Award for that part of the year in which the Participant was participating prior to such termination and the Company shall pay the prorated Award as soon as practicable after determination, unless otherwise determined by the Committee.

          (b) If the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the Participant shall not receive an Award for that part of the Plan Year in which the Participant was participating at the time of termination, unless otherwise determined by the Committee.

          (c) If a Participant becomes or ceases to be a Participant during a Plan Year, any Award to the Participant shall be appropriately prorated from the time the Participant entered or left the Plan to the end of the Plan Year.

          (d) In the case of a Participant's death, payment of any Award related to the Participant's final year of participation shall be made to the Participant's estate as a lump sum as soon as practicable after the Participant's death.

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11.  ASSIGNMENT

     No benefit under the Plan shall in any manner or to any extent be assigned, alienated, or transferred by any Participant or be subject to attachment, garnishment or other legal process.

12.  PLAN DOES NOT CONSTITUTE AN EMPLOYMENT AGREEMENT

     This Plan shall not constitute a contract for the continued employment of any Participant by the Company. The Company reserves the right to modify a Participant's compensation at any time and from time-to-time as it considers appropriate and to terminate his/her employment for any reason at any time notwithstanding this Plan.

13.  AMENDMENT OR TERMINATION OF THE PLAN BY THE COMPANY

     The Board of Directors of the Company may, in its sole discretion, amend, modify or terminate this Plan at any time, provided, however, that no such amendment, modification or termination shall materially adversely affect the right of a Participant in respect of an Incentive Award previously earned by him/her which has not been paid, unless such Participant or his/her legal representative shall consent to such change. If this Plan is terminated during any Plan Year in which Participants have been selected to participate, the Board of Directors may authorize the Committee to prorate and make provision for payment of Awards for such period.

14.  WHAT CONSTITUTES NOTICE

     Any notice hereunder to a Participant or his/her legal representative shall be given either by delivering it, or by depositing it in the United States mail, postage prepaid, addressed to his/her last-known address. Any notice to the Company or the Committee hereunder shall be given either by delivering it, or depositing it in the United States Mail, postage prepaid, to the

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Secretary, Public Service Electric and Gas Company, 80 Park Plaza, T4B, P.O. Box
570, Newark, New Jersey 07101.

15.  ADVANCE DISCLAIMER OF ANY WAIVER

     Failure by the Company or the Committee to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of any such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of any such right or power at any other time or times.

16.  EFFECT OF INVALIDITY OF ANY PART OF THE PLAN

     The invalidity or unenforceability of any provision hereof shall in no way affect the validity of enforceability of any other provision.

17.  PLAN BINDING ON ANY SUCCESSOR OWNER

     Except as otherwise provided herein, this Plan shall inure to the benefit of and be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

18.  LAWS GOVERNING THIS PLAN

     Except to the extent that Federal laws applies, this Plan shall be governed by the laws of the State of New Jersey.

19.  MISCELLANEOUS

     The masculine pronoun shall also mean the feminine wherever appropriate.

20.  WITHHOLDING

     The Company shall have the right to deduct from any payment any sums to be

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withheld by federal, state, or local tax law. There is no obligation hereunder that any Participant or other person be advised in advance of the existence of the tax or the amount so required to be withheld.

21.  EFFECTIVE DATE

     This Plan was effective as of July 1, 1985 and was formerly known as the Management Incentive Compensation Plan of Public Service Electric and Gas Company.

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